Statements of Net Assets Available for Benefits - EBP 004 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 338,109,858	$ 169,732,844
Investment in fully benefit-responsive investment contracts, at contract value	11,564,827	10,934,023
Notes receivable from participants	5,249,721	3,449,869
Employer contribution receivable	130,816	237,671
Net assets available for benefits	$ 355,055,222	$ 184,354,407